UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020

TELIGENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08568	01-0355758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (856) 697-1441

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

Â	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Â	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Â	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Â	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

On May 22, 2020, Teligent, Inc. (the “Company”) issued a press release announcing the Company’s earnings for the quarter ended March 31, 2020 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

The Company will conduct a conference call to review its financial results on May 22, 2020, at 8:00 a.m. Eastern Standard Time.

The information, including Exhibit 99.1, in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TELIGENT, INC.

	By:	/s/ Damian Finio
	Name:	Damian Finio
	Title:	Principal Financial Officer, Principal Accounting Officer

Date: May 22, 2020

Item 9.01  Financial Statements and Exhibits.

(d) The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press release of Teligent, Inc., dated May 22, 2020.